UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2019

Home Federal Bancorp, Inc. of Louisiana
(Exact name of registrant as specified in its charter)

Louisiana	001-35019	02-0815311
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

624 Market Street, Shreveport, Louisiana	71101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(318) 222-1145

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $.01 per share)	HFBL	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

(a) An Annual Meeting of Shareholders (the “Annual Meeting”) of Home Federal Bancorp, Inc. of Louisiana (“Home Federal Bancorp”) was held on November 13, 2019.

(b) There were 1,790,480 shares of common stock of Home Federal Bancorp eligible to be voted at the Annual Meeting and 1,445,931 shares represented in person or by proxy at the Annual Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Annual Meeting and the vote for each proposal were as follows:

1. Election of directors for a three-year term.

	Number of Votes
Name of Nominees	FOR	WITHHELD	BROKER NON-VOTES
Walter T. Colquitt III	820,087	119,092	506,752
Daniel R. Herndon	745,937	193,242	506,752
Scott D. Lawrence	915,035	24,144	506,752

2.	To adopt the Home Federal Bancorp, Inc. of Louisiana 2019 Stock Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
900,847	37,936	396	506,752

3.	Proposal to adopt a non-binding resolution to approve the compensation of Home Federal Bancorp's named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
799,449	3,981	135,749	506,752

4.	Proposal to consider an advisory vote on the frequency of the presentation of future non-binding resolutions on compensation of Home Federal Bancorp's named executive officers.

THREE YEARS	TWO YEARS	ONE YEAR	ABSTAIN	BROKER NON-VOTES
642,345	20,125	275,709	1,000	506,752

5.	To ratify the appointment of LaPorte, A Professional Accounting Corporation, as Home Federal Bancorp’s independent registered public accounting firm for the year ending June 30, 2020.

FOR	AGAINST	ABSTAIN
1,359,598	84,990	1,343

Each of the nominees was elected as director, the proposal to approve Home Federal Bancorp’s 2019 Stock Incentive Plan was approved, the proposal to adopt a non-binding resolution to approve the compensation of Home Federal Bancorp’s named executive officers was adopted, three years received the greatest number of votes cast on the advisory vote on the frequency of the non-binding resolution to approve the compensation of Home Federal Bancorp’s named executive officers and the proposal to ratify the appointment of Home Federal Bancorp’s independent registered public accounting firm for the year ending June 30, 2020, were adopted by the shareholders of Home Federal Bancorp at the Annual Meeting.

(c) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME FEDERAL BANCORP, INC. OF LOUISIANA

Date: November 14, 2019	By:	/s/James R. Batlow
James R. Barlow
President and Chief Executive Officer